Prospectus supplement dated February 18, 2020
to the following prospectus(es):
BAE Future Corporate FPVUL dated May 1, 2019 as amended September 17, 2019
BOA CVUL Future – NLIC dated May 1, 2019
BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA ChoiceLife Survivorship II, Next Generation Survivorship Life, BOA Protection Survivorship Life and BOA Choicelife Protection Survivorship Life dated May 1, 2009
BOA CVUL Future – NLAIC, BOA CVUL – NLAIC, BOA MSPVL, BOA MSPVL II, BOA Protection FPVUL and BOA ChoiceLife Protection FPVUL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At meetings held December 9-11, 2019, the Board of Trustees of Invesco Funds approved an Agreement and Plan of Reorganization (the "Plan") under which Invesco – Invesco V.I. Mid Cap Growth Fund (the "Merging Fund") will transfer all of its assets and liabilities to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the "Acquiring Fund"). The merger will be effective on or about April 30, 2020 (the "Effective Date").
As a result of the merger, as of the Effective Date, the following changes apply to the contract:
•	the Merging Fund will no longer be available to receive transfers or new purchase payments;
•	the Merging Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•	the Acquiring Fund will assume all liabilities of the Merging Fund.
Accordingly, the following changes apply to the prospectus:
Currently, the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I is not available. As of the Effective Date, Appendix A: Underlying Mutual Funds is amended to reopen and make Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I fund available. Appendix is amended as follows:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
All references in the prospectus to the Merging Fund are deleted and replaced with the Acquiring Fund as of the Effective Date.
PROS-0398
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